SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the Registrant /X/

 Filed by a Party other than the Registrant / /

 Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          YONKERS FINANCIAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check  box  if  any part of the fee is offset as  provided  by  Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

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                   [YONKERS FINANCIAL CORPORATION LETTERHEAD]


                                January 19, 2000

Dear Fellow Shareholder:

     We are writing to clarify our proxy statement which was mailed to you on December 6, 1999. On page 2 of the proxy statement, the number of shares beneficially owned by the Company's Employee Stock Ownership Plan was reported as 185,619. This amount represents, as of November 30, 1999, the approximate number of shares which have not been allocated to ESOP participant accounts but does not include shares which have been allocated to participant accounts. The combined number of shares held by the ESOP as of November 30, 1999 was approximately 282,492 shares, 96,813 of which had been allocated to participant accounts and 185,679 of which had not been allocated to participant accounts. As of November 30, 1999, the combined shares held by the ESOP represented approximately 12.62% of the shares of common stock outstanding.

     We thank you again for your continued support. Please sign, date and return only the white proxy card.


                        Sincerely,


                        /s/ William G. Bachop     /s/ Richard F. Komosinski
                        ----------------------    -------------------------
                        William G. Bachop         Richard F. Komosinski
                        Chairman of the Board     President and Chief
                                                   Executive Officer

Enclosure




                                   Important

     If you own shares in "street name" (in a brokerage firm or bank), please contact your broker or bank and direct them to vote "FOR" your Board's nominees on the WHITE proxy card.

     If you have any questions on how to vote your shares, please call our proxy solicitor, Regan and Associates, at 1-800-737-3426. If you have any questions about our goals or our progress, please feel free to call us directly at 914-965-2500 ext. 101.

                                                            REVOCABLE PROXY
                                                    YONKERS FINANCIAL CORPORATION
/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

        ANNUAL MEETING OF STOCKHOLDERS                                                                                With-  For All
              JANUARY 27, 2000                                                                                   For  hold   Except
                                                                   I. The election of the following directors
                                                                      for a three-year term to expire in 2003:   /_/   /_/    /_/

    The  undersigned  hereby appoints the Board of Directors        DONALD R. ANGELILLI   WILLIAM G. BACHOP   EBEN T. WALKER
of Yonkers  Financial  Corporation (the "Company"),  and its
survivor,  with  full  power  of  substitution,  to  act  as        INSTRUCTION: TO VOTE FOR ALL NOMINEES, MARK THE BOX "FOR." TO
attorneys and proxies for the undersigned to vote all shares        WITHHOLD  AUTHORITY  TO VOTE  FOR ALL  NOMINEES, MARK THE BOX
of common  stock of the  Company  which the  undersigned  is        "WITHHOLD."  TO  WITHHOLD  AUTHORITY  TO VOTE FOR ONE OR MORE
entitled to vote at the Annual Meeting of Stockholders  (the        NOMINEES, BUT NOT ALL NOMINEES, MARK THE BOX "FOR ALL EXCEPT"
"Meeting"),  to be  held on  January  27,  2000 at a  branch        AND  WRITE  THE  NAME(S)  OF THE NOMINEE(S) FOR WHOM YOU WISH
office of The  Yonkers  Savings  and Loan  Association,  FA,        TO  WITHHOLD  YOUR VOTE IN THE SPACE PROVIDED BELOW.
located at 2320 Central Park Avenue,  Yonkers,  New York, at
6:00 p.m. New York time, and at any and all  adjournments or        ----------------------------------------------------------------
postponements thereof, as follows:


                                                                                                             For   Against   Abstain

                                                                    II. The ratification of the appointment  /_/     /_/       /_/
                                                                        of  KPMG  LLP as  the   independent
                                                                        auditors  of  the  Company for  the
                                                                        fiscal  year  ending  September 30,
                                                                        2000.


                                                                       In their discretion, the Board of Directors, as proxy for the stockholder,  is authorized to vote on such other matters as may
                                                                    properly  come  before  the  Meeting  or  any   adjournments  or
                                                                    postponements thereof.

                                                                       THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" EACH OF THE
                                                                    NOMINEES  LISTED  HEREIN  AND  "FOR"  THE  RATIFICATION  OF  THE
                                                                    APPOINTMENT OF KPMG LLP.

                                                                       THIS PROXY WILL BE VOTED AS DIRECTED,  BUT IF NO INSTRUCTIONS
                                                                    ARE  SPECIFIED, THIS  PROXY  WILL  BE  VOTED  FOR  EACH  OF  THE
                                                                    NOMINEES   NAMED  HEREIN  AND  FOR  THE   RATIFICATION   OF  THE
                                                                    APPOINTMENT  OF KPMG LLP. IF ANY OTHER  BUSINESS IS PRESENTED AT
                                                                    THE  MEETING,  THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD
                                                                    OF  DIRECTORS IN ITS BEST  JUDGMENT.  AT THE PRESENT  TIME,  THE
                                                                    BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
                                                                    THE MEETING.


Please be sure to sign and date         Date
this Proxy in the box below.
                                        -----------------


---------------------------------------------------------


-------Stockholder sign above---------Co-holder (if any) sign above-----


  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ->

                          YONKERS FINANCIAL CORPORATION

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors as attorneys and proxies for the undersigned shall be deemed terminated and of no further force and effect.

      The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated December 6, 1999, and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1999.

      Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL THIS PROXY CARD TODAY

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